Organization	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Organization
Note 1
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ORGANIZATION
NewLake Capital Partners, Inc. (the “Company”, “we”, “us”, “our”), a Maryland corporation, was formed on April 9, 2019 under the Maryland General Corporation Law, as GreenAcreage Real Estate Corp. (“GARE”). The Company is an internally managed Real Estate Investment Trust (“REIT”) focused on providing long-term, single-tenant, triple-net
sale leaseback and
build-to-suit
transactions for the cannabis industry. The Company’s
year-end
is December 31. On March 17, 2021, GARE completed a merger (the “Merger”) with another company (“Target”) by issuing common stock and warrants, and subsequently changed its name to NewLake Capital Partners, Inc. See Note 3.
The Company conducts its business through its subsidiary, NLCP Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership” or “OP”). The Company holds an equity interest in the Operating Partnership and is the sole general partner. Subsequent to the merger, the name of the Operating Partnership was changed from GreenAcreage Operating Partnership LP to NLCP Operating Partnership LP.
Prior to July 15, 2020, the Company was externally managed by GreenAcreage Management LLC, a Delaware limited liability company (the “Sponsor” or “Manager”), an affiliated entity. The Sponsor funded the Company’s organization, offering and transaction costs. On July 15, 2020, the Company, the Manager and certain other parties entered into a Contribution Agreement (the “Contribution Agreement”) whereby the Manager contributed the assets comprising its business and function, including the Management Agreement, to the Operating Partnership in consideration for partnership common units of the Operating Partnership. As a result of the transactions under such Contribution Agreement, the investment management functions and business of the Manager have been internalized into the Operating Partnership (the “Internalization”), employees are compensated directly by the Company and no further fees will be paid to the Manager under the Management Agreement, as the Operating Partnership assumed the Management Agreement in connection with such transactions. See Note 4.
Our Articles of Incorporation authorize 400,000,000 shares of common stock with a par value of $0.01 and 100,000,000 shares of preferred stock with a par value of $0.01. On April 26, 2019, 100 shares of our common stock were purchased by a member of our Sponsor, for $20 per share, who became our initial stockholder. On August 12, 2019, the Company issued 7,060,150 shares of common stock (the “Offering”) for $20 per share, resulting in net proceeds of $131,523,622, after deducting investment banking discount, placement fees and offering expenses.
On December 20, 2019, the Company issued 125 shares of 12.5% Series A Redeemable Cumulative Preferred Stock for $1,000 per share (the “Series A Preferred Stock”) resulting in net proceeds of $60,600, after deducting legal fees and offering expenses. On April 4, 2021, the Company redeemed the 125 shares of Series A Preferred Stock for $1,000 per share. See Note 8.
In December 2020, the Company issued 745,241 shares of common stock for $21.15 per share, resulting in net proceeds of $15,704,625, after deducting offering expenses.
During the six months ended June 30, 2021, the Company issued 1,871,932 shares of common stock for $21.15 per share, resulting in net proceeds of $39,579,050.
On August 13, 2021, the Company closed on its initial public offering (“IPO”) of 3,905,950 shares of common stock at a public offering price of $26.00 per share for gross proceeds of approximately $102 million before deducting placement agent fees and offering expenses.